EXHIBIT 10.30
Secretary
CERTIFIED COPY OF BOARD OF DIRECTORS RESOLUTIONS
(Guarantor)

The undersigned hereby certifies that the undersigned is the duly elected and acting Secretary or Assistant Secretary of Deer Valley Corporation, a Florida corporation (the "Corporation" and that the following resolutions were passed at a meeting of the Board of Directors of said corporation held on February 12th 2007 duly called, a quorum being present, and that said resolutions have not since been revoked or amended:

"WHEREAS, Deer Valley Homebuilders, lnc. ("Principal") desires to, from time to time, exercise its rights under the Manufacturer Agreement dated Mav 25, 2006, between 215` Mortgage Corporation (21st) and Principal, in the furtherance of its business; and

WHEREAS, 21st is, under certain terms and conditions, agreeable to fulfilling obligations owed to Principal under the Manufacturer Agreement, one of said conditions being that this Corporation unconditionally and absolutely jointly and severally, guarantee the full, faithful and prompt performance, payment, and discharge by Principal of all of its obligations from time to time outstanding to 21st in connection with or arising out of the Manufacturer Agreement and other financial accommodations from 21st and the directors of this Corporation have examined and approved the form of Guaranty ("Guaranty") 21st wants this Corporation to sign.

NOW THEREFORE, BE TT RESOLVED, that in the judgment of this Board of Directors, this Corporation has an interest in the business and financial affairs of Principal and it will be in the best interest of, in furtherance of, and necessary to the business and corporate purposes of and to the pecuniary advantage of this Corporation that Principal be able to exercise rights under the Manufacturer Agreement.

RESOLVED, that the President, Treasurer, Secretary or any Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary of this Corporation, or their duly elected or appointed successor in office, by and each hereby is authorized and empowered (either alone or in conjunction with any one or more of such officers of this Corporation) in the name and on behalf of this Corporation to unconditionally and absolutely jointly and severally guarantee to 21st the full, faithful and prompt performance, payment and discharge by Principal of all of its present and future obligations to 21stin connection with or arising out of the Manufacturer Agreement by executing and delivering to 21st the Guaranty with such changes therein as 21st may require and as such officer executing the Guaranty may deem advisable, and to make, execute and deliver all instruments and agreements deemed necessary or proper by 21st` and to affix the seal of this Corporation to any instruments or agreements if so required or requested by 21st

RESOLVED, that the Guaranty and any other instruments, agreements or documents executed pursuant to these resolutions by any officer of this Corporation may be in such form and contain such terms, provisions, representations and warranties as they shall in their sole discretion determine.

RESOLVED, that all acts and deeds heretofore done by any of such officers of this Corporation for and on behalf of this Corporation in entering into, executing, acknowledging or attesting the Guaranty, or any other instruments, agreements or documents, or in carrying out the terms and intentions of these resolutions are hereby ratified, approved and confirmed.

RESOLVED, that the secretary or any other officer of this Corporation shall file with 21" a certified copy of these resolutions and a list of the names of the officers of this Corporation, and of any changes in such officers, and 21st shall be entitled to conclusively assume that these resolutions remain in full force and effect and that all persons so named as officers of this Corporation are and continue to be such officers, except and until, 21" shall be otherwise notified in writing by the Secretary or any other officer of this Corporation."

I do further certify that the following are officers of this Corporation:

President: Charles G. Masters Secretary: Charles G. Masters
Vice President ________________________   Treasurer___________________________

I do further certify that this Corporation is in good standing in all jurisdictions in which it is required to be qualified to do business and that the execution of the Guaranty is not in violation of the charter, by-laws or agreements of this Corporation.

WITNESS my hand and the seal of this corporation on this 13th  day of February, 2007.

                                            /s/ C. G. Masters
                                            Secretary

(Corporate Seal)

GUARANTY

TO: 2lsT MORTGAGE CORPORATION
  600 MARKET STREET, SUITE 100
      KNOXVILLE, TN 37902

In consideration of the rights owed to Deer Valley Homebuilders, Inc., its successors and assigns (hereinafter called "principal debtor"), under the Manufacturer Agreement dated May 25, 2006, between 21st Mortgage Corporation and Deer Valley Homebuilders, Irtc., whether now outstanding or made in the future, for the financing of goods, wares, merchandise and services, the undersigned guarantor hereby unconditionally guarantees payment of whatever sums said principal debtor shall at any time owe you or any company affiliated with you, whether heretofore or hereafter incurred, including interest, finance charges or service charges thereon, and including reasonable attorneys' fees and all court costs incurred in collecting each sums; and you shall be under no obligation of due diligence to enforce any claims against the principal debtor or of otherwise exhausting any of your remedies against the principal debtor, any other obligor or any other guarantor, or of enforcing any rights against any collateral for said indebtedness prior to enforcing payment hereunder by the undersigned guarantor.

This guaranty is to take effect without notice of its acceptance, which notice is hereby waived, and is to be continuing guaranty in full force and effect until the effective date of a written notice of revocation delivered to you either personally or by Registered or Certified mail. It is understood and agreed that the effective date of any revocation shall be 90 days after your receipt of such notice, and that such revocation shall not discharge the obligation of the undersigned guarantor with respect to indebtedness incurred by the principal debtor prior to said effective date of revocation.

You are hereby authorized to change the time and manner of payment of any indebtedness of said principal debtor; to take and make changes in notes, security or other obligations therefore to add or release additional guarantors; to obtain or release additional guaranties; to take such action as you deem advisable for the enforcement, collection, or compromising of any such indebtedness or any part thereof, or enforcing any security interest therefore; and to grant renewals or extensions of the time of payment of any such indebtedness, all without notifying or obtaining the consent of the undersigned guarantor or in any way affecting the consent of the undersigned guarantor under this guaranty.

Protest and demand upon the principal debtor, notice to the undersigned guarantor of defaults of the principal debtor, notice to the undersigned guarantor of your extension of credit from time to time to the principal debtor, and notice of the sale of any collateral are all hereby waived.

The undersigned guarantor hereby consent and agree that your books and records showing the account, obligations, and indebtedness of the principal debtor shall be admissible in evidence and shall be binding upon the undersigned guarantor for the purpose of establishing the items therein set for the, and shall constitute prima facie proof thereof. The undersigned guarantor hereby also agree to provide full and complete personal financial information at such times as the Company may request.

The undersigned guarantor hereby subordinates any sums now or hereafter due to any or all of them from the principal debtor to the payment of any sums now or hereafter due you from the principal debtor. The undersigned guarantor further assigns to you all sums due or to become due to any or all of them from the principal debtor to the extent of the aggregate obligations of the undersigned guarantor to you, and agrees to execute any further instruments necessary to evidence such assignment.

This guaranty shall inure to the benefit of your successors and assigns and shall be binding upon the personal representatives, administrators, trustees, executors, heirs, legatees, successors and assigns of the undersigned guarantor.

The foregoing constitutes the complete guaranty agreement, there being no other representations or warranties made, and such guaranty cannot be altered, changed or amended in any way except by an instrument in writing signed by your duly authorized officer.

The undersigned agrees that if a dispute between you and the principal debtor is being arbitrated, the responsibility of Guarantor will be included in the same arbitration, subject to the same rules and procedures governing the arbitration between you and the principal debtor.

BY AFFIXING SIGNATURE HERETO, THIS CERTIFIES THAT THE UNDERSIGNED HAS READ THIS GUARANTY AGREEMENT IN ITS ENTIRETY AND EXECUTES IT FOR THE CONSIDERATION THEREIN EXPRESSED.
Dated at offices of Bush Ross, P. A. Tampa Florida

this 13th day of February 2007

Witness:                                                     Guarantor

                                                    /s/ C. G. Masters
                                                    Signature

                                                          Company Name  Deer VaIley Corporation

Address                                                   Title __________________________

Witness: